UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

Xinde Technology Company
(Exact name of registrant as specified in its charter)

Nevada	000-53672	20-8121712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China
 (Address of principal executive offices)

Registrant's telephone number, including area code: (86) 536-8322068

Wasatch Food Services, Inc.
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.07  Submission of matters to a vote of security holders.

On April 22, 2010, Xinde Technology Company, a Nevada corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting” ).  At the Special Meeting, the Company’s stockholders approved, by the requisite number of votes, one proposal as follows:

•	To effect the changing of the Company’s name from “Wasatch Food Services, Inc.” to “Xinde Technology Company” (the “Name Change Proposal”).

The results of the voting on the foregoing proposal were as follows:

Name Change Proposal
For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
42,012,945	0	0	123,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2010

XINDE TECHNOLOGY COMPANY

By:	/s/ Dianjun Liu
Name:	Dianjun Liu
Title:	Chief Executive Officer